Exhibit 1.1

EXECUTION VERSION

PORTLAND GENERAL ELECTRIC COMPANY

11,100,000 Shares of Common Stock, no par value

Underwriting Agreement

June 11, 2013

Barclays Capital Inc.
J.P. Morgan Securities LLC Wells Fargo Securities, LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated

As Representatives of the several Underwriters listed in Schedule 1 hereto

c/o
Barclays Capital Inc.
745 7th Avenue
New York, New York 10019

J.P. Morgan Securities LLC
383 Madison Avenue
New York, NY 10179

Wells Fargo Securities, LLC
375 Park Avenue
New York, New York 10152

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, NY 10036

Ladies and Gentlemen:

Portland General Electric Company, an Oregon corporation (the “Company”) and Barclays Capital Inc., in its capacity as an agent for and an affiliate of the Forward Purchaser (as defined below) (the “Forward Seller”), at the request of the Company in connection with the Forward Sale Agreement (as defined below), confirm their respective agreements with you and each of the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), with respect to (a) subject to Section 8 hereof, the sale by the Forward Seller and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 11,100,000 shares of common stock, no par value, of the Company (such common stock the “Common Stock” and such shares of Common Stock, the “Borrowed Shares”) and (b) the grant by the Company to the Underwriters of the option described in Section 2 hereof to purchase all or any portion of an additional
1,665,000 shares of Common Stock (the “Option Shares”).

The Borrowed Shares and the Company Top-Up Shares (as defined in Section 8 hereof) are herein referred to collectively as the “Underwritten Shares.” The Company Top-Up Shares and the Option Shares (as defined in Section 8 hereof) are herein referred to collectively as the “Company Shares.” The Underwritten Shares and the

Option Shares are herein referred to collectively as the “Shares”. The shares of Common Stock to be outstanding after giving effect to the sale of the Shares are referred to herein as the “Stock”.

As used herein, “Forward Sale Agreement” means the letter agreement dated the date hereof between the Company and Barclays Bank PLC (the “Forward Purchaser”) relating to the forward sale by the Company, subject to the Company’s right to elect Cash Settlement or Net Share Settlement (as such terms are defined in the Forward Sale Agreement), of a number of shares of Common Stock equal to the number of Borrowed Shares sold by the Forward Seller pursuant to this Agreement.

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1.    Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act on Form S-3 (File No. 333-170686), including a base prospectus dated November 18, 2010 (the “Base Prospectus”), relating to the Shares. Such registration statement, as amended on the date hereof, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means the Base Prospectus (and any amendments or supplements thereto relating to the Shares) and any preliminary prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act (and any amendments thereto), and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares (and any amendments thereto). If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex B, the “Pricing Disclosure Package”): a Preliminary Prospectus dated June 10, 2013 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex B hereto.

“Applicable Time” means 7:00 P.M., New York City time, on June 11, 2013.

2.    Purchase of the Shares by the Underwriters.

(a)    On the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, each of the Forward Seller (with respect to the Borrowed Shares) and the Company (with respect to any Company Top-Up Shares), severally and not jointly, agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Forward Seller (with respect to the Borrowed Shares) and the Company (with respect to any Company Top-Up Shares) the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto at a price per share (the “Purchase Price”) of $28.54125.

(b)    In addition, the Company grants to the several Underwriters the option to purchase, and on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, the Underwriters shall have the option to purchase, severally and not jointly, the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares (the “Option Purchase Price”). The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or later than the fifth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 11 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein. On each Additional Closing Date (as defined in Section 2(f) hereof), if any, each Underwriter agrees, severally and not jointly, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, to purchase from the Company, at the Option Purchase Price, the number of Option Shares that bears the same ratio to the aggregate number of Option Shares being purchased on such Additional Closing Date as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 11 hereof) bears to the aggregate number of Underwritten Shares being purchased by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

(c)    If (i) any of the representations and warranties of the Company contained in Section 3.A hereof or any certificate delivered by the Company pursuant hereto are not true and correct as of the Closing Date as if made as of the Closing Date, (ii) the Company has not performed all of the obligations required to be performed by it under this Agreement on or prior to the Closing Date, (iii) any of the conditions set forth in Section 6 hereof have not been satisfied on or prior to the Closing Date, (iv) this Agreement shall have been terminated pursuant to Section
10 hereof on or prior to the Closing Date, or (v) the Company has not delivered to the Forward Purchaser an opinion of counsel with respect to matters set forth in Section 3(a) of the 1992 ISDA Master Agreement (Multicurrency— Cross Border), as published by the International Swaps and Derivatives Association, Inc. (the “1992 ISDA Master Agreement”), on or prior to the Closing Date (clauses (i) through (v), together, the “Conditions”), the Forward
Seller, in its sole discretion, may elect not to borrow and deliver for sale to the Underwriters the Borrowed Shares.
In addition, in the event that, in the Forward Purchaser’s commercially reasonable judgment, (A) the Forward Seller is unable to borrow and deliver for sale under this Agreement a number of shares of Common Stock equal to the number of Borrowed Shares, or (B) the Forward Seller would incur a stock loan cost of more than a rate equal to 50 basis points per annum to do so, then, in each case, the Forward Seller shall only be required to deliver for sale to the Underwriters on the Closing Date the aggregate number of shares of Common Stock that the Forward Seller is able to so borrow at or below such cost.

(d)    If the Forward Seller elects, pursuant to Section 2(c) hereof, not to borrow and deliver for sale to the Underwriters on the Closing Date the total number of Borrowed Shares, the Forward Seller will use its commercially reasonable efforts to notify the Company no later than 5:00 p.m., New York City time, on the second business day prior to the Closing Date.

(e)    The Company understands that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Prospectus. The Company acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter (a “Participating Affiliate”).

(f)    Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified to the Representatives by the Forward Seller (with respect to the Borrowed Shares) or the Company (with respect to any Company Shares) in connection with a closing at the offices of Latham & Watkins LLP at 10:00 A.M., New York City time, on June 17, 2013, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Forward Seller and the Company

may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Shares to be purchased on the Closing Date or any Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date or the relevant Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company (with respect to any

Company Shares). Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of DTC or its designated custodian not later than
1:00 P.M., New York City time, on the business day prior to the Closing Date or the relevant Additional Closing
Date, as the case may be.

(g)    The Company acknowledges and agrees that the Underwriters, the Forward Purchaser and the Forward Seller are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, none of the Underwriters, the Forward Purchaser and the Forward Seller is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and none of the Underwriters, the Forward Purchaser and the Forward Seller shall have any responsibility or liability to the Company with respect thereto. Any review by the Underwriters, the Forward Purchaser or the Forward Seller of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters, the Forward Purchaser or the Forward Seller, as the case may be, and shall not be on behalf of the Company.

3.    Representations and Warranties.

A.    Representations and Warranties of the Company. The Company represents and warrants to and agrees with each Underwriter, the Forward Purchaser and the Forward Seller that:

(a)    Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter, the Forward Purchaser or the Forward Seller furnished to the Company in writing by such Underwriter, Forward Purchaser or Forward Seller through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter, the Forward Purchaser or the Forward Seller consists of the information described as such in Section 7(b) hereof.

(b)    Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of any Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter, the Forward Purchaser or the Forward Seller furnished to the Company in writing by such Underwriter, Forward Purchaser or Forward Seller through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter, the Forward Purchaser or the Forward Seller consists of the information described as such in Section 7(b) hereof.

(c)    Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) being an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or
(ii) the documents listed on Annex B hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives, the Forward Purchaser and the Forward Seller. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of any Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter, the Forward Purchaser or the Forward Seller furnished to the Company in writing by such Underwriter, Forward Purchaser or Forward Seller through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter, the Forward Purchaser or the Forward Seller consists of the information described as such in Section 7(b) hereof.

(d)    Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and, to the knowledge of the Company, no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of any Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter, the Forward Purchaser or the Forward Seller furnished to the Company in writing by such Underwriter, Forward Purchaser or Forward Seller through the Representatives expressly for use in the Registration

Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter, the Forward Purchaser or the Forward Seller consists of the information described as such in Section 7(b) hereof.

(e)    Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)    Financial Statements. The financial statements (including the related notes thereto) of the
Company and its consolidated subsidiaries included or incorporated by reference in the Registration

Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby, except as disclosed therein, and any supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and the other financial information relating to the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby.

(g)    No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any change in the capital stock (other than the issuance of shares of Common Stock under any existing stock incentive plan or employee stock purchase plan described in the Registration Statement, the Pricing Disclosure Package and the Prospectus), any material change in the short term debt of the Company or any of its subsidiaries (which change has had or would reasonably be expected to have a material adverse effect on the Company’s ability to meet its current obligations as they become due) or any material change in the long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any development that has had, or would reasonably be expected to have, a material adverse effect on the business, properties, management, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; (ii) other than in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries, taken as a whole, and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case of clause (i), (ii) and (iii) above as is otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(h)    Organization, Active Status and Good Standing. The Company has been duly organized and is validly existing in active status as a corporation under the laws of the State of Oregon, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The Company has no significant subsidiaries.

(i)    Capitalization.. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except (i) as described in or expressly contemplated by, or (ii) for any shares or awards, including the settlement of dividend equivalent rights, issued pursuant to any stock incentive plan or employee stock purchase plan or dividend reinvestment plan of the Company disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(j)    Stock Options. The Company has not granted any stock options.

(k)    Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and the Forward Sale Agreement (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due authorization, execution and delivery by it of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(l)    Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(m)    The Shares. The Company Shares, if any, to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of such Company Shares is not subject to any preemptive or similar rights.

(n)    Other Transaction Documents. The Forward Sale Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”).

(o)    Descriptions of the Transaction Documents. The descriptions of each Transaction Document contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, insofar as they purport to constitute summaries of certain terms of such Transaction Documents, constitute accurate summaries of such terms of such Transaction Documents in all material respects.

(p)    No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or bylaws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)    No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Company Shares, if any, the issuance, sale and delivery of any shares of Common Stock by the Company to the Forward Purchaser pursuant to the
Forward Sale Agreement pursuant to Physical Settlement or Net Share Settlement and the consummation of the transactions by the Company contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation by the Company of any law or statute or any judgment, order, rule or regulation applicable to the Company of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except (x) in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (y) in the case of clause (iii) above, for any such violation that may arise (A) under applicable state securities laws or rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) or any foreign laws or statutes in connection with the purchase, sale and distribution of the Shares by the Underwriters or (B) as a result of the legal or regulatory status of any person (other than the Company) or because of any other facts specifically pertaining to such person.

(r)    No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required of the Company for (i) the execution, delivery and performance by the Company of each of the Transaction Documents, (ii) the issuance and sale of the Company Shares, if any, (iii) the issuance, sale and delivery of any shares of Common Stock by the Company to the Forward Purchaser pursuant to the Forward Sale Agreement pursuant to Physical Settlement or Net Share Settlement and (iv) the consummation by the Company of the transactions contemplated by the Transaction Documents, except (A) such as have been obtained or made, (B) for the registration of the Shares under the Securities Act and (C) such consents, approvals, authorizations, orders and registrations or qualifications (1) as may be required under applicable state securities laws or rules and regulations of the FINRA or any foreign laws or statutes in connection with the purchase and distribution of the Shares by the Underwriters, the Forward Purchaser and the Forward Seller, (2) as described in the Disclosure Package and the Prospectus or (3) as may be applicable as a result of the legal or regulatory status of any person (other than the Company) or because of any other facts specifically pertaining to such person.

(s)    Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory actions, suits or proceedings or, to the knowledge of the Company, investigations pending to which the Company or any of its subsidiaries is or, to the knowledge of the Company, may reasonably be expected to be a party or to which any property of the Company or any of its subsidiaries is or, to the knowledge of the Company, may reasonably be expected to be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

(t)    Independent Accountants. Deloitte & Touche LLP, which has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(u)    Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (iii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v)    Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to possess the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and, to the knowledge of the Company, the conduct of their respective businesses will not conflict in any material respect with any such rights of others. The Company and its subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which could reasonably be expected to result in a Material Adverse Effect.

(w)    Investment Company Act. The Company is not and, after giving effect to (i) the offering and sale of the Company Shares, if any, and the application of the proceeds thereof and (ii) the issuance, sale and delivery of Common Stock upon settlement of the Forward Sale Agreement and the application of the proceeds thereof, if any, upon such settlement, in each case as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(x)    Public Utility Holding Company Act. The Company is not a “holding company” under the Public Utility Holding Company Act of 2005. The Company is a (i) “public utility” subject to the jurisdiction of the Federal Energy Regulatory Commission under the Federal Power Act, as amended (“FPA”), and (ii) a “natural gas company” subject to the jurisdiction of the Federal Energy Regulatory

Commission under the Natural Gas Act, as amended (“NGA”) and the Natural Gas Policy Act, as amended (“NGPA”). The Company is in compliance with the FPA, the NGA and the NGPA and with all applicable rules, regulations, requirements, orders, certificates and tariffs of the Federal Energy Regulatory Commission, except to the extent that any noncompliance, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(y)    Taxes. The Company and its subsidiaries have filed, directly or indirectly as part of a consolidated or unitary group, all federal, state, local and foreign tax returns that have been required to be filed through the date hereof and have paid all taxes indicated by such returns and all assessments received by them to the extent that such taxes have become due, except in each case where the failure to pay or file would not reasonably be expected to have a Material Adverse Effect. All tax liabilities have been adequately provided for in the financial statements of the Company, except as would not reasonably be expected to have a Material Adverse Effect, and, except as described in the Registration Statement, the
Pricing Disclosure Package and the Prospectus, the Company does not know or have reason to know of any actual or proposed additional tax assessments which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z)    Licenses and Permits. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization that would not reasonably be expected to have a Material Adverse Effect.

(aa)    No Labor Disputes. (i) No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and (ii) the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, except with respect to clauses (i) and (ii) above as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb)    Compliance with and Liability under Environmental Laws. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) the Company and its subsidiaries (A) are, and to the knowledge of the Company at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release (as defined below) or threat of Release of Hazardous Materials (as defined below) (collectively, “Environmental Laws”), (B) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (C) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, other than with respect to such notices as have been fully resolved and for which no costs, obligations or damages remain, (D) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (E) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc)    Hazardous Materials. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure.

(dd)    Compliance with ERISA. Except as would not reasonably be expected to have a Material Adverse Effect or as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is sponsored by the Company or any member of its “Controlled Group” (as defined in Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) (each, a “Plan”) is in compliance with all presently applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no Plan has engaged in a non-exempt and uncorrected prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard applicable to such Plan for the most recent year has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is expected by the Company to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period); (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no Plan subject to Title IV of ERISA has experienced or is reasonably expected to experience a “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations thereunder) for which the 30- day notice requirement has not been waived that either has resulted, or could reasonably be expected to result, in liability to the Company or its subsidiaries under Title IV of ERISA; (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) with respect to a Plan (or a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA); and (vii) to the knowledge of the Company, there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, or the Pension Benefit Guaranty Corporation with respect to any Plan. Except as would not reasonably be expected to have a Material Adverse Effect or as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the following events has occurred or is reasonably likely to occur: (x) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its subsidiaries in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries' most recently completed fiscal year; or (y) a material increase in the Company and its subsidiaries' “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) in the current fiscal year compared to the amount of such obligations in the Company and its subsidiaries' most recently completed fiscal year..

(ee)    Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ff)    Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, to the Company’s knowledge there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(gg)    eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(hh)    Insurance. Except as would not reasonably be expected to have a Material Adverse Effect or as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) the Company and its subsidiaries currently maintain insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses; and (b) neither the Company nor any of its subsidiaries believes that it will not be able to renew its existing insurance coverage in amounts and against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(ii)    No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(jj)    Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the applicable money laundering statutes of all jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(kk)    Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Company Shares, if any, or the proceeds, if any, due upon settlement of the Forward Sale Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll)    No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than the Transaction Documents) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter, the Forward Purchaser or the Forward Seller for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(mm)    No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.

(nn)    No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(oo) Sarbanes-Oxley Act. The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”).

(pp)    Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” and is a well-known seasoned issuer, in each case as defined in Rule 405 under the Securities Act. The Company will pay the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(qq)    Oregon Public Utility Commission Order. Oregon Public Utility Commission Order No.
10-423 (the “OPUC Order”) is in full force and effect and the issuance of the Shares will conform to the provisions of the OPUC Order.

B. Representations and Warranties of the Forward Seller. The Forward Seller severally represents and warrants to, and agrees with, each Underwriter with respect to clauses (a) through (d) of this Section 3B, and warrants to, and agrees with, the Company with respect to clauses (a) and (d) of this Section 3B, that:

(a)    Due Authorization. This Agreement has been duly authorized, executed and delivered by such Forward Seller and, at the Closing Date and at each Additional Closing Date (if any), the Forward Seller will have full right, power and authority to sell, transfer and deliver the Borrowed Shares to the extent that it is required to transfer such Borrowed Shares hereunder.

(b)    Authorization of Forward Sale Agreements. The Forward Sale Agreement has been duly authorized, executed and delivered by the Forward Purchaser and constitutes a valid and binding agreement of such affiliated Forward Purchaser, enforceable against such Forward Purchaser in accordance with its terms, except to the extent that enforceability thereof may be limited by the Enforceability Exceptions.

(c)    Right to Transfer. The Forward Seller will, at the Closing Date, have the free and unqualified right to transfer any Borrowed Shares to the extent that it is required to transfer such Borrowed Shares hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind; and upon delivery of such Borrowed Shares and payment of the purchase price therefor as herein contemplated, assuming each of the Underwriters has no notice of any adverse claim, each of the Underwriters will have the free and unqualified right to transfer any such Borrowed Shares purchased by it from the Forward Seller, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

(d)    Agent. The Forward Seller is acting as an agent for such affiliated Forward Purchaser in connection with the transactions contemplated hereby.

4.    Further Agreements of the Company. The Company covenants and agrees with each Underwriter, the Forward Purchaser and the Forward Seller that:

(a)    Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act

subsequent to the date of the Prospectus and during the Prospectus Delivery Period (as defined below); and will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters, the Forward Purchaser and the Forward Seller in New York City prior to
10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fee for this offering within the time period required by Rule 456(b)(1) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b)    Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, the Forward Purchaser and the Forward Seller, a photocopy of the signed Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter, the Forward Purchaser and the Forward Seller (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Underwriters, the Forward Purchaser or the Forward Seller a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer, the Forward Purchaser or the Forward Seller.

(c)    Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective, the Company will furnish to the Representatives, the Forward Purchaser, the Forward Seller and counsel for the Underwriters, the Forward Purchaser and the Forward Seller a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing
Prospectus or file any such proposed amendment or supplement to which the Representatives, the Forward
Purchaser or the Forward Seller reasonably objects.

(d)    Notice to the Representatives, the Forward Purchaser and the Forward Seller. The Company will advise the Representatives, the Forward Purchaser and the Forward Seller promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed or distributed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the
Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(e)    Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters, the Forward Purchaser and the Forward Seller thereof and prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters, the Forward Purchaser and the Forward Seller and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the Underwriters, the
Forward Purchaser and the Forward Seller thereof and prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters, the Forward Purchaser and the Forward Seller and to such dealers as the Representatives may designate such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the
Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure
Package will comply with law.

(f)    Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives, the Forward Purchaser and the Forward Seller shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)    Earning Statement. The Company will make generally available to its security holders and the Representatives, the Forward Purchaser and the Forward Seller as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement; provided, however, that (1) such delivery requirements to the Company's security holders shall be deemed met by the Company's compliance with its reporting requirements pursuant to the Exchange Act if such compliance satisfies the conditions of Rule 158 and (2) such delivery requirements to the Representatives, the Forward Purchaser and the Forward Seller shall be deemed met by the Company if the related reports are available on the Commission's Electronic Data Gathering Analysis and Retrieval System.

(h)    Clear Market. For a period of 90 days after the date of the Prospectus, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the
Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of Barclays Capital Inc., other than (w) the Company Shares to be sold hereunder, if any, (x) any shares of Common Stock issued and delivered pursuant to the Forward Sale Agreement, (y) any shares of Stock of the Company issued or sold pursuant to any stock incentive plan or employee stock purchase plan of the Company in effect at, or the dividend reinvestment plan approved by the Company’s Board of Directors prior to, the Applicable Time or (z) shares of Stock the Company may issue upon the settlement of dividend equivalent rights outstanding at the Applicable Time.

(i)    Use of Proceeds. The Company will apply the net proceeds from the sale of the Company
Shares, if any, and the net proceeds, if any, due upon settlement of the Forward Sale Agreement as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of proceeds”.

(j)    No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any security in order to facilitate the sale or resale of the Shares.

(k)    Exchange Listing. The Company will use its reasonable best efforts to list on the New York Stock Exchange, upon issuance by the Company, (i) the Company Shares to be issued and sold by the Company hereunder, if any, and (ii) the shares of Common Stock (if any) to be issued to the Forward Purchaser pursuant to the Forward Sale Agreement, whether pursuant to Physical Settlement, Net Share Settlement or as a result of an Acceleration Event (as such terms are defined in the Forward Sale
Agreement or otherwise.

(l)    Reports. During the period commencing on the Closing Date and ending on the later of (i) the date that is two years following the Closing Date or (ii) the end of the Prospectus Delivery Period, the Company will furnish to the Representatives, the Forward Purchaser and the Forward Seller, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives, the Forward Purchaser and the Forward Seller to the extent they are filed on the Commission's Electronic Data Gathering, Analysis, and Retrieval system.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n)    OPUC Order. The Company will timely comply with all conditions of the OPUC Order that are required to be satisfied by it after the date of this Agreement.

5.    Certain Agreements of the Underwriters, the Forward Purchaser and the Forward Seller. Each
Underwriter, the Forward Purchaser and the Forward Seller hereby severally represents and agrees that:

(a)    Neither it nor any Participating Affiliate has used, authorized use of, referred to or participated in the planning for use of, and such Underwriter, Forward Purchaser or Forward Seller, as the case may be, will not (and will cause any Participating Affiliate of it not to) use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the
Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex B or prepared pursuant to Section 3.A(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter,

Forward Purchaser or Forward Seller and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), being, an “Underwriter Free Writing Prospectus”).

(b)    Neither it nor any Participating Affiliate of it has, and such Underwriter, Forward Purchaser or Forward Seller, as the case may be, will not (and will cause any Participating Affiliate of it not to), without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that any Underwriter, the Forward Purchaser and the Forward Seller and any Participating Affiliate of any of them may use a term sheet substantially in the form of Annex C hereto without the consent of the Company; provided further that any Underwriter, the Forward Purchaser or the Forward Seller or any Participating Affiliate of any of them using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c)    Neither it nor any Participating Affiliate of it is subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it or any Participating Affiliate of it is initiated during the Prospectus Delivery Period).

6.    Conditions of the Obligations of the Underwriters and the Forward Seller. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on any Additional Closing Date, as the case may be, and the obligations of the Forward Seller to deliver and sell the Borrowed Shares on the Closing Date to the Underwriters, in each case as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)    Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule
433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives, the Forward Purchaser and the Forward Seller.

(b)    Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the relevant Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the relevant Additional Closing Date, as the case may be.

(c)    No Downgrade. Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, if there are any debt securities or preferred stock of, or guaranteed by, the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred stock and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading).

(d)    No Material Adverse Change. No event or condition of a type described in Section 3.A(g) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the reasonable judgment of the Representatives, the Forward Purchaser or the Forward Seller makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the relevant Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure
Package and the Prospectus.

(e)    Officer’s Certificate. The Representatives, the Forward Purchaser and the Forward Seller shall have received on and as of the Closing Date or, with respect to the Representatives, the relevant Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is reasonably satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations set forth in Sections 3.A(b) and 3.A(d) hereof are true and correct, (ii) confirming that, to the knowledge of such officers, the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements hereunder to be performed prior to or at such time and satisfied all conditions on its part to be performed or satisfied hereunder prior to or at such time, in each case at or prior to the Closing Date or the relevant Additional Closing Date, as the case may be, and (iii) subject to the knowledge of such officers, to the effect set forth in paragraphs (a), (c) and (d) above.

(f)    Comfort Letters. On the date of this Agreement and on the Closing Date or the relevant Additional Closing Date, as the case may be, Deloitte & Touche LLP shall have furnished to the Representatives and the Forward Seller, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters and the Forward Seller, in form and substance reasonably satisfactory to the Representatives and the Forward Seller, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the relevant Additional Closing Date, as the case may be, shall use a “cut- off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g)    Opinions and 10b-5 Statement of Counsel for the Company. Each of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, and the General Counsel of the Company shall have furnished to the Representatives, the Forward Purchaser and the Forward Seller, at the request of the
Company, their written opinion and, in the case of Skadden, Arps, Slate, Meagher & Flom LLP, their 10b-5 statement, in each case dated the Closing Date or the relevant Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annexes A1 and A2 hereto.

(h)    Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives, the Forward Purchaser and the Forward Seller shall have received on and as of the Closing Date or the relevant Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Latham & Watkins LLP, counsel for the Underwriters, with respect to such matters as the Representatives, the Forward Purchaser and the Forward Seller may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)    No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the relevant Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the relevant Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(j)    Active Status; Good Standing. The Representatives, the Forward Purchase and the Forward Seller shall have received on and as of the Closing Date or the Additional Closing Date, as the

case may be, satisfactory evidence of the active status of the Company in the State of Oregon and its good standing as a foreign entity in such other jurisdictions as the Representatives, the Forward Purchaser and

the Forward Seller may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(k)    Exchange Listing. The Company Shares, if any, to be issued and sold by the Company hereunder on the Closing Date or the relevant Additional Closing Date, and the shares of Common Stock
(if any) deliverable to the Forward Purchaser pursuant to the Forward Sale Agreement, whether pursuant to Physical Settlement, Net Share Settlement, as a result of an Acceleration Event (as such terms are defined in the Forward Sale Agreement or otherwise, in each case, shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(l)    Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain officers of the Company listed in Exhibit B relating to sales and certain other dispositions of shares of Company Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or the relevant Additional Closing Date, as the case may be.

(m)    Additional Documents. On or prior to the Closing Date or, with respect to the Representatives, the relevant Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives, the Forward Purchaser and the Forward Seller, as applicable, such further certificates and documents as the Representatives, the Forward Purchaser and the Forward Seller, as applicable, may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters, the Forward Purchaser or the Forward Seller, as applicable.

7.    Indemnification and Contribution.

(a)    Indemnification by the Company. The Company agrees to indemnify and hold harmless each Underwriter, the Forward Purchaser and the Forward Seller, each of their respective affiliates, directors and officers and each person, if any, who controls such Underwriter, Forward Purchaser or Forward Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with defending or investigating any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter, the Forward Purchaser or the Forward Seller furnished to the Company in writing by such Underwriter, Forward Purchaser or Forward Seller through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter, the Forward Purchaser or the Forward Seller consists of the information described as such in subsection (b) below.

(b)    (i) Indemnification by the Underwriters. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement, the Forward Purchaser, the Forward Seller, each of the directors and officers of the Forward Purchaser and Forward Seller, and each person, if any, who controls the Company, the Forward Purchaser or the Forward Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the Underwriters’ names on the cover page and in the first paragraph under the caption “Underwriting (Conflicts of Interest),” the statements regarding delivery of shares by the Underwriters set forth on the cover page and the information relating to stabilization by the Underwriters appearing under the caption “Underwriting (Conflicts of Interest)—Stabilization, Short Positions and Penalty Bids.”

(ii)    Indemnification by the Forward Seller. The Forward Seller agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement, each Underwriter, each of the directors and officers of each Underwriter, and each person, if any, who controls the Company or any of the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Forward Seller or the Forward Purchaser furnished to the Company in writing by the Forward Seller or the Forward Purchaser expressly for use in the Registration Statement, the
Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by the Forward Seller or the Forward Purchaser consists of the following information in the Prospectus: the statement regarding affiliation with Barclays Capital Inc. on the cover page.

(c)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person;

or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified
Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, the Forward Purchaser, the Forward Seller, each of their respective affiliates, directors and officers and any control persons of such Underwriter, Forward Purchaser or Forward Seller shall be designated in writing by Barclays Capital Inc., upon consultation with the Representatives, and any such separate firm for the

Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)    Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person, on the one hand, and the Indemnified Person on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Indemnifying Person, on the one hand, and the Indemnified Person on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Underwriters and the Forward Seller shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company (which proceeds shall include the proceeds to be received by the Company pursuant to the Forward Sale Agreement assuming Physical Settlement (as such term is defined in the Forward Sale Agreement) of the Forward Sale Agreement on the Effective Date (as such term is defined in the Forward Sale Agreement)), the total underwriting discounts and commissions received by the Underwriters, and the aggregate Spread (as defined in the Forward Sale Agreement) received by the Forward
Purchaser under the Forward Sale Agreement, net of any costs associated therewith, as reasonably determined by the Forward Seller, bear to the aggregate offering price of the Shares. The relative fault of the Indemnifying Person, on the one hand, and the Indemnified Person on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Underwriters or the Forward Seller and the
parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)    Limitation on Liability. The Company, the Underwriters and the Forward Seller agree that it would not be just and equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in defending against or investigating any such action or claim. Notwithstanding the provisions of paragraphs (d) and (e), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to paragraphs (d) and (e) are several in proportion to their respective purchase obligations hereunder and not joint.

(f)    Non-Exclusive Remedies. The remedies provided for in this Section 7 paragraphs (a) through (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8.    Issuance and Sale by the Company.

(a)    Company Top-Up Shares. In the event that (i) all the Conditions are not satisfied on or prior to the Closing Date and the Forward Seller elects, pursuant to Section 2(c) not to deliver the Borrowed Shares deliverable by the Forward Seller, as applicable, (ii) in the Forward Purchaser’s commercially reasonable judgment, the
Forward Seller is unable to borrow and deliver for sale under this Agreement a number of shares of Common Stock equal to the number of the Borrowed Shares, or (iii) in the Forward Purchaser’s commercially reasonable judgment, the Forward Seller would incur a stock loan cost of more than a rate equal to 50 basis points per annum to do so, then, in each case, if the conditions set forth in Section 6 hereof have been satisfied and this Agreement has not been terminated, the Company shall issue and sell to the Underwriters, pursuant to Section 2 hereof, in whole but not in part, an aggregate number of shares of Common Stock equal to the number of Borrowed Shares that the Forward Seller does not so deliver and sell to the Underwriters. In connection with any such issuance and sale by the Company, the Company or the Representatives shall have the right to postpone the Closing Date for a period not exceeding three business days in order to effect any required changes in any documents or arrangements. The shares of Common Stock sold by the Company to the Underwriters pursuant to this Section 8(a) in lieu of Borrowed Shares are referred to herein as the “Company Top-Up Shares.”

(b)    Exclusion of Liability. Neither the Forward Purchaser nor the Forward Seller shall have any liability whatsoever for any Borrowed Shares that the Forward Seller does not deliver and sell to the Underwriters or any other party if (i) all of the Conditions are not satisfied on or prior to the Closing Date and the Forward Seller elects, pursuant to Section 2(c) not to deliver and sell to the Underwriters the Borrowed Shares, (ii) in the Forward Purchaser’s commercially reasonable judgment, the Forward Seller is unable to borrow and deliver for sale under this Agreement on the Closing Date a number of shares of Common Stock equal to the number of the Borrowed Shares, or (iii) in the Forward Purchaser’s commercially reasonable judgment, the Forward Seller would incur a stock loan cost of more than a rate equal to 50 basis points per annum to do so.

9.    Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

10.    Termination. This Agreement may be terminated in the absolute discretion of the Representatives or the Forward Seller, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the relevant Additional Closing Date, (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, and the effect of such outbreak, escalation, change, calamity or crisis on the financial markets of the United States, in the reasonable judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing

Date or the relevant Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

11.    Defaulting Underwriter.

(a)    If, on the Closing Date or any Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non- defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled but not obligated to, for a further period of 36 hours, seek to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the relevant Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that, in the opinion of counsel for the Company or counsel for the Underwriters, may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the
Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the relevant Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and, if undertaken by the Company, the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the relevant Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on such Additional Closing Date shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 12 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)    Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the
Company or any non-defaulting Underwriter for damages caused by its default.

12.    Payment of Expenses.

(a)    Whether or not the transactions contemplated by this Agreement, the Forward Sale Agreement are consummated or this Agreement, the Forward Sale Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations under this Agreement, the Forward Sale Agreement, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification of the Shares under the state or foreign securities or blue sky laws of such jurisdictions as the Representatives, the Forward Purchaser or the Forward Seller may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related reasonable fees and expenses of counsel for the Underwriters, the Forward Purchaser and the Forward Seller); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA (including reasonable fees and expenses of counsel to the Underwriters, which shall not exceed an aggregate of $15,000 when taken together with the fees and expenses of counsel set forth in clause (v) above); (ix) all expenses incurred by the Company or the Underwriters in connection with any “road show” presentation to potential investors; and (x) all expenses and application fees related to the listing of any Company Shares and any shares issuable pursuant to the Forward Sale Agreement on the Exchange. Notwithstanding the foregoing, it is understood and agreed that, except as expressly provided in Sections 7 and 12(b), the Underwriters will pay all of their own costs and expenses, including, without limitation, fees and disbursements of their counsel (other than for blue sky and FINRA matters provided above in this Section 12(a), and transfer taxes on the resale by them of any of the Shares.

(b)    If (i) this Agreement is terminated pursuant to Section 10, (ii) the Company for any reason fails to tender the Company Shares, if any, for delivery to the Underwriters or fails to deliver any shares issuable pursuant to the Forward Sale Agreement or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters, the Forward Purchaser and the Forward Seller for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters, the Forward Purchaser and the Forward Seller in connection with the Transaction Documents and the transactions contemplated thereby, and the Company shall not in any event be liable to any of the Underwriters, the Forward Purchaser or the Forward Seller for any other amount, including, without limitation, damages on account of loss of anticipated profits from the sale of the Shares.

13.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

14.    Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Underwriters, the Forward Purchaser and the Forward Seller contained in this Agreement or made by or on behalf of the Company, the Underwriters, the Forward Purchaser or the Forward Seller pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement, the Forward Sale Agreement or any investigation made by or on behalf of the Company, the Underwriters, the Forward
Purchaser or the Forward Seller.

15.    Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and the term “significant subsidiary” has the meaning set forth in Rule 1-02(w) of Regulation S-X under the Exchange Act.

16.    Miscellaneous.

(a)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives at Barclays Capital Inc., 745 7th Avenue, New York, New York 10019 fax: (646) 834-8133), Attention: Syndicate Registration; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York, 10179, Attention: Equity Syndicate Desk, Facsimile (212) 622-8358); Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention of Equity Syndicate, fax no. 212-214-
5918 (with such fax to be confirmed by telephone to 800-326-5897); Merrill Lynch at One Bryant Park, New York, New York 10036, attention of Syndicate Department (facsimile: (646) 855-3073), with a copy to ECM Legal (facsimile: (212) 230-8730). Notices to the Company shall be given to it at Portland General Electric Company, 121
SW Salmon Street, 1WTC 1711, Portland, Oregon 97204 (fax: (503) 464-2236); Attention: Assistant Treasurer.

(b) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

(c)    Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(d) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(e)     Headings. The headings herein are included for convenience ofreference only and are not intended to be part of. or to affect the meaning or interpretation of. this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this
Agreement by signing in the space provided below.

Very truly yours,

PORTLAND GENERAL ELECTRIC COMPANY

By:	/s/ James F. Lobdell
	Name:	James F. Lobdell
	Title:	Senior Vice President, Finance,
Chief Financial Officer and Treasurer

BARCLAYS CAPITAL INC.,
Acting in its capacity as Forward Seller and as agent for
Barclays Bank PLC

By:	/s/ Rob Stowe
	Name:	Rob Stowe
	Title:	Managing Director

BARCLAYS BANK PLC,
Acting in its capacity as Forward Purchaser, solely as the
recipient and/or beneficiary of certain representations,
warranties and agreements and party to certain indemnities
set forth in this Agreement

By:	/s/ Paul Robinson
	Name:	Paul Robinson
	Title:	Managing Director

Accepted: JUNE , 2013

BARCLAYS CAPITAL INC.
J.P. MORGAN SECURITIES LLC
WELLS FARGO SECURITIES, LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

Acting on behalf of themselves and the several

Underwriters listed in Schedule 1 hereto.

BARCLAYS CAPITAL INC.

By:	/s/ Rob Stowe
	Name:	Rob Stowe
	Title:	Managing Director

J.P. MORGAN SECURITIES LLC

By:	/s/ Benjamin Burdett
	Name:	Benjamin Burdett
	Title:	Vice President

WELLS FARGO SECURITIES, LLC
By:	/s/ David Herman
	Name:	David Herman
	Title:	Director

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Michael Dunne
	Name:	Michael Dunne
	Title:	Managing Director

Schedule 1

Underwriter    Number of Shares
Barclays Capital Inc. ...............................................    4,440,000
J.P. Morgan Securities LLC ....................................    2,220,000
Wells Fargo Securities, LLC ...................................    2,220,000
Merrill Lynch, Pierce, Fenner & Smith
Incorporated .......................................    1,332,000
Morgan Stanley & Co. LLC ....................................    888,000

Total    11,100,000

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Annex A1

[Form of Opinion of General Counsel]

1.    No notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or in connection with the offering is pending or, to my knowledge, threatened by the Commission.

2.    The Company and each of its subsidiaries are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

3.    The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of the State of Oregon and have all corporate power and corporate authority necessary to own or hold their respective properties and to conduct the respective businesses in which they are engaged, as described in the Prospectus, except where the failure to have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

4.    To my knowledge, except as described in the Registration Statement, the Pricing Disclosure Package and
the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to my knowledge, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

5.    To my knowledge, there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus and that have not been so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

6.    The Company has all necessary corporate power and corporate authority to execute, deliver and perform its obligations under each of the Transaction Documents, and all corporate action required to be taken for the due authorization, execution and delivery by the Company of each of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby or by the Pricing Disclosure Package and the Prospectus has been duly and validly taken.

7.    The Company has an authorized capital as set forth in the first sentence under “Description of common stock and preferred stock” in the Prospectus; all the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable other than shares of restricted stock that have not yet vested; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

8.    Each of the Transaction Documents has been duly authorized by the Company, and has been duly executed and delivered by the Company.

9.    The execution, delivery and performance by the Company of its obligations under each of the Transaction Documents, the issuance and sale of the Company Shares, if any, being delivered on the Closing Date and the consummation by the Company of the transactions contemplated by the Transaction Documents will not (i) conflict with, breach or violate any of the terms or provisions of, or constitute a default under, or create or impose any lien,

A1-1

charge or encumbrance upon any property or assets of the Company pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject or (ii) violate the provisions of the charter or by-laws or equivalent organizational documents of the Company or any of its subsidiaries, except, in the case of clause (i) above, for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

10. The execution, delivery and performance by the Company of its obligations under each of the Transaction Documents, the issuance and sale of the Company Shares, if any, being delivered on the Closing Date and the consummation by the Company of the transactions contemplated by the Transaction Documents will not violate any law or statute of the State of Oregon or any judgment, order or regulation applicable to the Company of any court or arbitrator or governmental or regulatory authority of the State of Oregon having jurisdiction over the Company, except for such violations that would not, individually or in the aggregate, have a Material Adverse Effect, except that I have not been requested to, and do not, express any opinions with respect to any blue sky or other state securities laws or regulations.

11. No consent, approval, authorization, license, order, registration, qualification, filing or decree applicable to the Company of or with any court or arbitrator or governmental or regulatory authority or public body of the State of Oregon having jurisdiction over the Company is necessary or required on the part of the Company or any of its subsidiaries for (i) the execution, delivery and performance by the Company of its obligations under the Transaction Documents, and the compliance by the Company with the terms thereof, (ii) the issuance and sale of the Company Shares, if any, being delivered on the Closing Date and (iii) the consummation by the Company of the transactions contemplated by the Transaction Documents, except for such other consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable securities laws of the State of Oregon in connection with the purchase and distribution of the Company Shares by the Underwriters, the Forward Purchaser and the Forward Seller (as to which I have not been requested to and do not express any opinion).

12. The Company Shares, if any, to be issued and sold by the Company have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement or the Forward Purchaser in accordance with the Forward Sale Agreement, as applicable, will be validly issued, fully paid and non-assessable. The issuance of such Company Shares is not subject to any preemptive or equivalent rights.

A1-2

Annex A2

[Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP]

1.    The Forward Sale Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms under the laws of the State of New York.

2.    The statements in the Prospectus under the caption “Underwriting (Conflicts of Interest)— Forward Sale Agreement,” insofar as such statements purport to summarize certain provisions of the Forward Sale Agreement, fairly summarize such provisions in all material respects.

3.    Neither the execution and delivery by the Company of the Transaction Documents nor the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities: (i) constitutes a violation of, or a default under, any Scheduled Contract, (ii) contravenes any Scheduled Order, or (iii) violates any law, rule or regulation of the State of New York or the United States of America.

4.    Neither the execution and delivery by the Company of the Transaction Documents nor the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities, requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

5.    The statements in the Prospectus under the caption “Underwriting (Conflicts of Interest),” insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects.

6.    The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that under current U.S. federal income tax law, although the discussion set forth in the Prospectus under the heading “Certain U.S. federal tax considerations for non-U.S. holders of common stock” does not purport to discuss all possible U.S. federal income tax considerations relating to the ownership and disposition of the Securities, such discussion constitutes, in all material respects, a fair and accurate summary of such U.S. federal income tax considerations to non-U.S. holders (as defined in the Prospectus) who purchase the
Securities pursuant to the Registration Statement, subject to the qualifications set forth in such discussion.

On the basis of the foregoing, (i) the Registration Statement, as of June [●], 2013 and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, as of June [●], 2013, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ report on the effectiveness of the Company’s internal

A2-1

controls over financial reporting, or the statements contained in the exhibits to the Registration Statement). In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Disclosure Package, as of the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management's assessment of the effectiveness of internal controls over financial reporting or the auditors' report on the effectiveness of the Company's internal controls over financial reporting, or the statements contained in the exhibits to the Registration Statement).

A2-2

Annex B

a.    Pricing Disclosure Package

Issuer Free Writing Prospectus to be included in the Pricing Disclosure Package: None
b.    Pricing Information Provided Orally by Underwriters

Price per share: $29.50

Number of shares: 11,100,000

Option to purchase additional shares: 1,665,000

B-1

Annex C

PORTLAND GENERAL ELECTRIC COMPANY.

Pricing Term Sheet

None

C-1

Exhibit A

FORM OF LOCK-UP AGREEMENT

June     , 2013

BARCLAYS CAPITAL INC. As Representative of
the several Underwriters listed in Schedule 1 to the Underwriting Agreement referred to below
745 7th Avenue
New York, NY 10019

Re: Portland General Electric Company --- Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Portland General Electric Company, an Oregon corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of common stock, no par value (the “Common Stock”) of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Barclays Capital Inc. on behalf of the Underwriters, the undersigned will not, during the period ending 90 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued pursuant to any stock incentive plan, employee stock purchase plan or dividend reinvestment plan of the Company, upon the settlement of dividend equivalent rights or upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Such agreement will not prevent (a) the acquisition of Common Stock pursuant to any stock incentive plan or employee stock purchase plan of the Company in effect at, or any dividend reinvestment plan approved by the Company's Board of Directors prior to, the Applicable Time; (b) the acquisition of Common Stock upon the settlement of dividend equivalent rights outstanding at the Applicable Time; (c) transfers of shares of Common Stock to the Company or sales pursuant to a broker arrangement in satisfaction of any tax withholding obligation of the undersigned for any of the Common Stock issued pursuant to the foregoing clauses (a) and (b); and (d) transfers of shares of Common Stock to accounts that the undersigned controls that result only in a change in the form of the undersigned's beneficial ownership of securities without changing the undersigned's pecuniary interest in the securities and that do not result in the obligation to file a report pursuant to Section 16 of the Exchange Act.

A-1

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from, all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature page follows]

Very truly yours,

[NAME OF OFFICER]

By:
Name:
Title:

A-2

Exhibit B

List of persons subject to lock-up agreements pursuant to Section 6(l)

1.    James J. Piro

2.    James F. Lobdell

3.    William O. Nicholson

4.    Maria M. Pope

5.    Arleen N. Barnett

6.    O. Bruce Carpenter

7.    Carol A. Dillin

8.    J. Jeffrey Dudley

9.    Campbell A. Henderson

10. Stephen M. Quennoz

11. W. David Robertson

12. Kristin A. Stathis

13. Marc S. Bocci

14. Kirk M. Stevens

B-1